Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated November 4, 2019

to the

Gerstein Fisher Multi-Factor® Growth Equity Fund
Gerstein Fisher Multi-Factor® International Growth Equity Fund,
and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Funds”)
Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”)
dated March 30, 2019

This supplement makes the following amendments to disclosures in the Prospectus, Summary Prospectuses and SAI dated March 30, 2019 for the Funds:

Effective November 4, 2019, based upon the recommendation of People’s United Advisors, Inc., doing business as Gerstein Fisher or Gerstein Fisher Asset Management (the “Advisor”), the investment adviser to the Funds, the Funds will be closed to all new purchases, other than purchases made through an automatic investment program, the reinvestment of any distributions, or an exception approved by Fund officers in their sole discretion. The Advisor is currently evaluating possible alternatives for the Funds.

Additionally, effective November 3, 2019, Mr. Gregg S. Fisher, Portfolio Manager for each of the Funds, has resigned from the Advisor. Accordingly, all references to Mr. Fisher as a Portfolio Manager in the Funds’ Prospectus, Summary Prospectuses and SAI are hereby removed.

Also effective November 3, 2019, Mr. William Jollie, Mr. Sanjeev Pati and Mr. Ashvin Viswanathan, have been added as portfolio managers for each of the Funds.

The following disclosures are hereby revised to reflect the addition of Messrs. Jollie, Pati and Viswanathan as portfolio managers:

Summary Prospectuses and Prospectus

The disclosure in each Summary Prospectus and under the Summary Prospectus Section entitled “Management – Portfolio Manager” on pages 4, 9 and 13 of the Prospectus is amended to read as follows:

Portfolio Managers
William Jollie, Managing Director, Senior Vice President, Operations and Investment Management of the Advisor, Sanjeev Pati, Portfolio Manager & Senior Quantitative Analyst of the Advisor, and Ashvin Viswanathan, Senior Research Analyst of the Advisor, have each served as a Portfolio Manager for the Funds since November 2019.

Prospectus

The disclosure under the section entitled “Management of the Funds – Portfolio Manager” beginning on page 28 is amended to include the following:

Portfolio Managers

William Jollie, Managing Director, Senior Vice President, Operations and Investment Management for the Advisor. Mr. Jollie was involved in the development of each of the Fund’s investment strategies and has served as a member of the portfolio management team of the Funds since they commenced operations. Mr. Jollie is responsible for oversight of the Advisor’s investment process including investment strategy development, trading, strategy implementation and risk control. Mr. Jollie brings 20 years of experience creating and optimizing investment solutions that effectively leverage efficient processes and smart technology to the Advisor.

Sanjeev Pati CFA, Portfolio Manager, Senior Quantitative Analyst for the Advisor. Mr. Pati has served as a member of the portfolio management team of the Funds since November 2012. Mr. Pati is responsible for the management of the Advisor’s investment process, including investment strategy implementation, portfolio management and trading. Mr. Pati earned a B.S. in Mechanical Engineering with specialization in Automotive Science from Manipal University and an M.S. in Operations Research with a specialization in Quantitative Finance from Columbia University. Mr. Pati has held the designation of Chartered Financial Analyst since October 2016.

Ashvin Viswanathan CFA, Senior Research Analyst for the Advisor. Mr. Viswanathan has served as a member of the portfolio management team of the Funds since January 2017. Mr. Viswanathan is responsible for investment strategy development, portfolio management and risk control. Mr. Viswanathan holds a Bachelor’s degree in Mathematics from the University of Waterloo in Waterloo, Ontario and a Master of Mathematical Finance degree from the University of Toronto. Since January 2010, Mr. Viswanathan has held the designation of Chartered Financial Analyst.

CFA® is a registered trademark owned by the CFA Institute. Certified Financial Planner Board of Standards Inc. owns the certification marks CFP®, Certified Financial PlannerTM and federally registered CFP (with flame design) in the U.S., which it awards to individuals who successfully complete CFP Board’s initial and ongoing certification requirements.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Funds.

SAI

The section entitled “Management of the Fund – Portfolio Manager”, beginning on page 32 is amended to read as follows:

Portfolio Managers
As stated in the Prospectus, William Jollie, Sanjeev Pati and Ashvin Viswanathan are the Portfolio Managers (the “Portfolio Managers”) for the Funds and are primarily responsible for the day-to-day management of each Fund’s portfolio.

The following provides information regarding other accounts managed by the Portfolio Managers as of October 31, 2019:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

William Jollie
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,725	$1,801,236,109	0	$0

Sanjeev Pati
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,725	$1,801,236,109	0	$0

Ashvin Viswanathan
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,725	$1,801,236,109	0	$0

Portfolio Manager Compensation
Each Portfolio Manager’s compensation is paid by the Advisor and includes a fixed base salary as well as access to a retirement and profit sharing plan.

Material Conflicts of Interest
The Advisor offers several separately managed accounts in addition to the Funds. Some of these offerings include portfolios of investments substantially identical to the Funds, which could create certain conflicts of interest. As the Funds and any separate accounts managed similarly to the Funds will be managed concurrently, all portfolio transactions will be implemented according to the Advisor’s trade allocation procedures. These procedures, among other things, insure that all trades allocated to advisory clients (including the Funds) fulfill the Advisor’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the Advisor takes into account a number of factors, including among other things, the Advisor’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability as well as each client’s investment objectives.

Ownership of Securities in the Funds by the Portfolio Managers
As of October 30, 2019, the Portfolio Managers beneficially owned shares of the Funds as shown below:

Portfolio Manager	Dollar Range of Equity Securities in the Fund

Growth Equity Fund
William Jollie	$50,001 - $100,000
Sanjeev Pati	$10,001 - $50,000
Ashvin Viswanathan	$50,001 - $100,000

International Growth Equity Fund
William Jollie	$10,001 - $50,000
Sanjeev Pati	$10,001 - $50,000
Ashvin Viswanathan	$10,001 - $50,000

Global Real Estate Securities Fund
William Jollie	$10,001 - $50,000
Sanjeev Pati	$10,001 - $50,000
Ashvin Viswanathan	$10,001 - $50,000

Please retain this supplement with your Prospectus, Summary Prospectuses and SAI.

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